Property, Plant and Equipment (Notes)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

PROPERTY, PLANT AND EQUIPMENT BY SEGMENT (in millions)

	December 31,
	2016	2015
Gathering and Processing (a)	$1,983	$2,265
Terminalling and Transportation (b)	2,076	1,897
Property, Plant and Equipment, at Cost	4,059	4,162
Accumulated depreciation (a) (b)	(615)	(481)
Property, Plant and Equipment, Net	$3,444	$3,681

(a)
We recognized a decrease of $363 million to net property, plant and equipment as of January 1, 2016, as a result of the deconsolidation of RGS. See Note 6 for further discussion of the deconsolidation of RGS.

(b)
Assets owned by us for which we are the lessor under operating leases were $385 million and $252 million before accumulated depreciation of $111 million and $41 million as of December 31, 2016 and 2015, respectively.